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                               AMENDMENT NO. 1 TO
                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                               OF DAVID P. RILEY


     This Amendment No. 1 is made as of January 1, 1998 by and among THE MIDDLEBY CORPORATION, a Delaware corporation ("TMC"), MIDDLEBY MARSHALL INC., a Delaware corporation (the "COMPANY") (collectively the "EMPLOYER") and DAVID P. RILEY ("RILEY").

                                    RECITAL

     Employer and Riley are parties to that certain Amended and Restated Employment Agreement dated as of January 1, 1995 (the "1995 AGREEMENT") and wish to amend and extend the 1995 Agreement as provided hereinbelow.

                                   AGREEMENT

     NOW THEREFORE the parties agree as follows:

1. Subsection 3(a) of the 1995 Agreement is hereby amended by adding immediately after the first sentence the following sentence:

          Commencing January 1, 1998 Riley's base salary shall be at a rate not less than $355,555 per annum.

2. The last sentence of Subsection 4(a) of the 1995 Agreement is hereby amended by deleting the date "December 31, 2000" and substituting therefor the date "December 31, 2003".

3.   Subsection 4(e) of the 1995 Agreement is hereby deleted.

4. Section 6 of the 1995 Agreement is hereby amended by adding immediately after Subsection 6(b) a new Subsection 6(c) to read as follows:

          (c) NON-ASSIGNABILITY. The retirement benefits provided under Subsection 6(a) are non-assignable.

5. Subsection 10(g) of the 1995 Agreement is hereby amended to read as follows:


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          (g)  NOTICES.   All notices, requests, demands and other
               communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when received, or if sooner, (a) two business days after date mailed at any general or branch United States Post Office enclosed in a registered or certified post-paid envelope, or (b) one business day after the date of delivery to a recognized overnight courier, in either case addressed to the respective parties as follows:

               To Employer:   The Middleby Corporation
                              2850 W. Golf Road
                              Suite 405
                              Rolling Meadows, IL 60008
                              Attn:     William F. Whitman, Jr.
                                        Chairman of the Board

               To Riley:      David P. Riley
                              518 East Kenilworth Lane
                              Schaumburg, Illinois 60193

          or to such other address as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above.

6. Except as above amended and extended, the 1995 Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF the parties hereto have executed this instrument as of the day and year first above stated.

THE MIDDLEBY CORPORATION

By:
   ------------------------------              ------------------------------
     Chairman of Board                                 DAVID P. RILEY



MIDDLEBY MARSHALL INC.

By:
   -----------------------------
     Chairman of the Board


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